UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 2023

MicroAlgo Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40024	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(755. R. S. Employer Identification No.)

Unit 507, Building C, Taoyuan Street,

Long Jing High and New Technology Jingu Pioneer Park,

Nanshan District, Shenzhen, 518052,

People’s Republic of China

0755-88600589

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13©(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	MLGO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 13, 2023, MicroAlgo Inc. (the “Company”) entered into a Private Placement Unit Purchase Agreement (the “Purchase Agreement”) with Joyous JD Limited (the “Investor”). Pursuant to the Purchase Agreement, the Investor will purchase up to 2,666,667 units of the Company’s securities at $1.20 per unit. Each unit consists of one ordinary share of the Company, par value $0.001 per share, (“Ordinary Share”) and one warrant entitling the holder to purchase one whole Ordinary Share at an exercise price of $1.35 per whole share. The gross proceeds to the Company from this private offering is approximately $3.2 million. The closing is subject to the satisfaction of customary closing conditions.

In connection with the private placement, the Company also entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investor pursuant to which the Company will file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement covering the Registrable Securities within a reasonable timeframe upon the demand of the Investor. The Company shall use reasonable efforts to cause the registration statement covering the Registrable Securities to be declared effective as promptly as practicable after the filing thereof.

The foregoing description of the Purchase Agreement and the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the forms of the Purchase Agreement, the Registration Rights Agreement, copies of which are filed as Exhibit 10.1, 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 8.01 Other Events.

On January 13, 2023, the Company issued a press release announcing the private placement. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Purchase Agreement
10.2	Form of Registration Rights Agreement
99.1	Press release of MicroAlgo Inc. dated January 13, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2023

MicroAlgo Inc.

/s/ Min Shu
Min Shu
Chief Executive Officer

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